Exhibit 99.1

Blue World Acquisition Corporation Announces

Extension of the Deadline for an Initial Business Combination

New York, Jan. 02, 2024 (GLOBE NEWSWIRE) -- Blue World Acquisition Corporation (the “Blue World”) (NASDAQ: BWAQ) today announced that, in order to extend the date by which Blue World must complete its initial business combination from January 2, 2024 to February 2, 2024, an aggregate of $60,000 (the “Extension Fee”) has been deposited into Blue World’s trust account (the “Trust Account”).

The payment for the Extension Fee was made by Blue World Holdings Limited, the sponsor of the Company (the “Sponsor”) and Fuji Solar Co., Ltd (“Fuji Solar”), an indirect major shareholder of Vietnam Sunergy Cell Company Limited (“TOYO Solar”), each of whom deposited one-half (1/2) of the Extension Fee, respectively, pursuant to the Agreement and Plan of Merger, dated as of August 10, 2023, as amended on December 6, 2023, by and among Blue World, TOYO Solar, Fuji Solar and other relevant parties in connection with a proposed business combination. Blue World issued to each of the Sponsor and Fuji Solar an unsecured promissory note to evidence the deposit of the Extension Fee.

About Blue World Acquisition Corporation

Blue World Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About TOYO Solar

TOYO Solar is an indirect subsidiary of Fuji Solar, whose major shareholder is Abalance Corporation, a Japanese company publicly traded on the Tokyo Stock Exchange. TOYO Solar is committed to becoming a reliable full service solar solutions provider in the United States and globally, integrating the upstream production of wafer and silicon, midstream production of solar cell, downstream production of photovoltaic (PV) modules, and potentially other stages of the solar power supply chain. TOYO Solar has completed the phase 1 construction of a cell plant in Phu Tho Province, Vietnam with a designed annual capacity of 3GW, which has commenced commercial production since October 2023. The phase 2 construction is expected to commence in the second half of 2024, the completion of which is expected to extend TOYO Solar’s annual solar cell production capacity to a total of 6GW. Notably, TOYO Solar’s affiliated company, Vietnam Sunergy Joint Stock Company, has been listed by Bloomberg NEF as one of Tier 1 listed solar module manufacturers since the first quarter of 2019, with 2022 sales exceeding US$1.2 billion.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Blue World, TOYO Solar and/or TOYO Co., Ltd, a Cayman Islands exempted company (“PubCo”). In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the consummation of the transactions under the business combination agreement, projections of market opportunity and market share, the capability of TOYO Solar’s business plans including its plans to expand, the sources and uses of cash from the proposed transactions, the anticipated enterprise value of the combined company following the consummation of the proposed transactions, any benefits of TOYO Solar’s partnerships, strategies or plans as they relate to the proposed transactions, anticipated benefits of the proposed transactions and expectations related to the terms and timing of the proposed transactions are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Blue World, TOYO Solar and PubCo believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Blue World, TOYO Solar and PubCo cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the Registration Statement. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Blue World nor TOYO Solar can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the transactions due to the failure to obtain approval from Blue World’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the transactions, the amount of redemption requests made by Blue World’s public shareholders, costs related to the transactions, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in Blue World’s Annual Report on Form 10-K filed with the SEC on September 28, 2023 (the “Form 10-K”), Blue World’s final prospectus dated January 31, 2023 filed with the SEC (the “Final Prospectus”) related to Blue World’s initial public offering and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Blue World or TOYO Solar presently know or that Blue World and TOYO Solar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Blue World, TOYO Solar, their respective directors, officers or employees or any other person that Blue World and TOYO Solar will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of Blue World and TOYO Solar as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Blue World and TOYO Solar may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Blue World or TOYO Solar as of any date subsequent to the date of this communication.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Blue World or TOYO Solar, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transactions Will Be Filed With the SEC

In connection with the proposed transactions, PubCo intends to file with the SEC the Registration Statement, and after the Registration Statement is declared effective, Blue World will mail a definitive proxy statement/prospectus relating to the proposed transactions to its shareholders. This press release does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Blue World’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed transactions, as these materials will contain important information about TOYO Solar, Blue World and the proposed transactions. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed transactions will be mailed to shareholders of Blue World as of a record date to be established for voting on the proposed transactions. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Blue World Acquisition Corporation, 244 Fifth Avenue, Suite B-88, New York, NY 10001, Attention: Liang Shi, Chief Executive Officer.

Participants in the Solicitation

PubCo, TOYO Solar, Blue World and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Blue World’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Blue World’s shareholders in connection with the proposed transactions will be set forth in PubCo’s registration statement on Form F-4, including a proxy statement/prospectus, when it is filed with the SEC.

Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of Blue World’s directors and officers in Blue World’s filings with the SEC and such information will also be in the registration statement to be filed with the SEC by PubCo, which will include the proxy statement/prospectus for the proposed transactions.

Contact Information:

Liang (Simon) Shi

Chairman and Chief Executive Officer

Email: liang.shi@zeninpartners.com

Tel: (646) 998-9582

Investor Relations:

Jingwen Zhu

Associate

Email: jingwenzhu@zeninpartners.com

Tel: 86 13671834329

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